Asset and Goodwill Impairment Testing	12 Months Ended
Dec. 31, 2021
Impairment of Assets [Abstract]
Asset and Goodwill Impairment Testing	Asset and Goodwill Impairment Testing
a) Impairment Reversal and Asset Impairment

The following pre-tax impairment reversal and (asset impairment) were recorded in profit (loss):

Impairment Reversal and (Asset Impairment)

(CAD$ in millions)	2021	2020
Carmen de Andacollo CGU	$215	$—
Fort Hills CGU	—	(1,244)
Total	$215	$(1,244)

Impairment Reversal and (Asset Impairment) – 2021

During 2021, we assessed whether there were any indicators of impairment reversal or impairment for our assets and did not identify any matters requiring us to perform an impairment or impairment reversal test, with the exception of the Carmen de Andacollo CGU and the Fort Hills CGU, as outlined below.

Carmen de Andacollo CGU

In the fourth quarter of 2021, as a result of higher market expectations for long-term copper prices, we recorded a pre-tax impairment reversal of $215 million (after-tax $150 million) related to our Carmen de Andacollo CGU. The estimated post-tax recoverable amount was significantly higher than the carrying value. The impairment reversal affects the profit (loss) of our copper operating segment (Note 28).
7.    Asset and Goodwill Impairment Testing (continued)

Fort Hills CGU

In the fourth quarter of 2021, as a result of updated mine plans for Fort Hills, we performed an impairment test on our Fort Hills CGU as at December 31, 2021. Using a long-term WCS heavy oil price of US$48 per barrel, a long-term Canadian to U.S. dollar foreign exchange rate of CAD$1.28 to US$1.00 and an 8% real, post-tax discount rate resulted in a recoverable amount of $2.1 billion, which approximated our carrying value as at December 31, 2021. Cash flow projections used in the analysis as at December 31, 2021 were based on a life of mine plan with cash flows covering a period of 37 years.

Asset Impairment – 2020

Fort Hills CGU

In the fourth quarter of 2020, updated mine plans for Fort Hills became available, reflecting an earlier than planned restart of the second train of operations and including operating and capital cost reductions over the life of mine. These updates to the mine plans indicated a change in the valuation of the asset. This, combined with macroeconomic conditions including the cost of capital for oil assets and lower market expectations for long-term WCS heavy oil prices, required us to perform an impairment test for our Fort Hills CGU. As a result, we recorded a non-cash, pre-tax asset impairment for our Fort Hills CGU of $597 million (after-tax $438 million) in the fourth quarter. The estimated post-tax recoverable amount of our Fort Hills CGU of $2.1 billion was lower than our carrying value.

Cash flow projections used in the analysis as at December 31, 2020 were based on a life of mine plan with cash flows covering a period of 45 years.

Combined with the pre-tax impairment of $647 million (after-tax $474 million) recorded in the first quarter of 2020, we recorded total pre-tax impairments related to our Fort Hills CGU of $1.2 billion for the year ended December 31, 2020.

These impairments affected the profit (loss) of our energy operating segment (Note 28).

Sensitivity Analysis for Fort Hills CGU Impairment Test as at December 31, 2021

The key inputs used in our determination of recoverable amounts interrelate significantly with each other and with our operating plans. For example, a decrease in long-term commodity prices could result in amendments to the mine plans that would partially offset the effect of lower prices through lower operating and capital costs. It is difficult to determine how all of these factors would interrelate, but in estimating the effect of changes in these assumptions on fair values, we believe that all of these factors need to be considered together. A linear extrapolation of these effects becomes less meaningful as the change in assumption increases.

The valuation of our Fort Hills CGU is most sensitive to changes in WCS heavy oil prices, Canadian/U.S. dollar exchange rates and discount rates. Based on the discounted cash flow model used to determine the recoverable amount as at December 31, 2021, ignoring the above-described interrelationships, a US$1 change in the real long-term WCS heavy oil price would result in a change in the recoverable amount of $100 million. A $0.01 change in the Canadian dollar against the U.S. dollar would result in a change in the recoverable amount of approximately $30 million. A 25 basis point change in the discount rate would result in a change in the recoverable amount of approximately $50 million.
7.    Asset and Goodwill Impairment Testing (continued)

b) Annual Goodwill Impairment Testing

The allocation of goodwill to CGUs or groups of CGUs reflects how goodwill is monitored for internal management purposes. Our Quebrada Blanca CGU and steelmaking coal group of CGUs have goodwill allocated to them (Note 16).

We did not identify any goodwill impairment indicators during 2021. We performed our annual goodwill impairment testing at October 31, 2021, calculating the recoverable amount on a FVLCD basis and did not identify any goodwill impairment losses.

Cash flow projections are based on expected mine life. For our steelmaking coal operations, the cash flows cover periods of 14 to 50 years, with a steady state thereafter until reserves and resources are exhausted. For Quebrada Blanca, the cash flow covers the current 28 year expected mine life of the QB2 project and a projected expansion, totaling 42 years, with an estimate of in situ value applied to the remaining resources.

Given the nature of expected future cash flows used to determine the recoverable amount, a material change could occur over time as the cash flows are significantly affected by the key assumptions described below in Note 7(c).

Sensitivity Analysis for Annual Goodwill Impairment Testing

The recoverable amounts of our steelmaking coal group of CGUs and our Quebrada Blanca CGU both exceeded their carrying amounts at the date of our annual goodwill impairment testing. There are no reasonably possible changes to any of the below key assumptions, which would lead to either of the carrying amounts exceeding their recoverable amounts.

c) Key Assumptions

The following are the key assumptions used in our impairment testing calculations for the years ended December 31, 2021 and 2020:

	2021	2020
WCS heavy oil prices per barrel	Long-term real price in 2026 of US$48	Long-term real price in 2025 of US$46
Steelmaking coal prices per tonne	Long-term real price in 2026 of US$150	Long-term real price in 2025 of US$150
Copper prices per pound	Long-term real price in 2026 of US$3.30	Long-term real price in 2025 of US$3.00
Post-tax real discount rates	6.0%—8.0%	6.0%—8.0%
Long-term foreign exchange rates	1 U.S. to 1.28 Canadian dollars	1 U.S. to 1.30 Canadian dollars

Commodity Prices

Commodity price assumptions use current prices in the initial year and trend to the long term prices in the table above. Prices are based on a number of factors, including forward curves in the near term and are benchmarked with external sources of information, including information published by our peers and market transactions, where possible, to ensure they are within the range of values used by market participants.

Discount Rates

Discount rates are based on market participant mining and oil sands weighted average costs of capital adjusted for risks specific to the operation or asset where appropriate.

Foreign Exchange Rates

Foreign exchange rates are benchmarked with external sources of information based on a range used by market participants.
7.    Asset and Goodwill Impairment Testing (continued)

Reserves and Resources and Mine Production

Future mineral and oil production is included in projected cash flows based on plant capacities and mineral and oil reserve and resource estimates and related exploration and evaluation work undertaken by appropriately qualified persons or qualified reserves evaluators.

Operating Costs and Capital Expenditures

Operating costs and capital expenditures are based on life of mine plans and internal management forecasts. Cost estimates incorporate management experience and expertise, current operating costs, the nature and location of each operation and the risks associated with each operation. Future capital expenditures are based on management’s best estimate of expected future capital requirements, with input from management’s experts where appropriate. All committed and anticipated capital expenditures based on future cost estimates have been included in the projected cash flows. Operating cost and capital expenditure assumptions are subject to ongoing optimization and review by management.

Recoverable Amount Basis
In the absence of a relevant market transaction, we estimate the recoverable amount of our CGU or group of CGUs on a FVLCD basis using a discounted cash flow methodology, taking into account assumptions likely to be made by market participants unless it is expected that the value in use methodology would result in a higher recoverable amount. For the asset impairment, impairment reversal and goodwill impairment analyses performed in 2021 and 2020, we have applied the FVLCD basis. These estimates are classified as a Level 3 measurement within the fair value measurement hierarchy (Note 30).